Exhibit 10.36
AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) dated as of November 10, 2010 is made by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
WHEREAS, the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of September 26, 2008, as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 22, 2009 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and
WHEREAS, each of the Subsidiary Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Borrower and the Subsidiary Guarantors have entered into various Security Instruments to secure their respective obligations and liabilities in respect the Loan Documents; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower desires to amend certain provisions of the Credit Agreement, as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to agree to such amendments on the terms and conditions contained in this Agreement;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)The following definitions are hereby added to Section 1.01 of the Credit Agreement, each in the appropriate alphabetical order therein:

“Adjusted Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the Consolidated Net Income for that period but excluding the effect of (and net of any tax impact of) the following: (i) extraordinary gains or losses, (ii) non-cash impairment charges or asset write-offs or write-downs, (iii) write-downs recorded subsequent to October 1, 2010 related to deferred tax assets that were established prior to October 1, 2010, (iv) non-cash interest expense for such period resulting from the effect of Accounting Principles Bulletin 14-1/Accounting Standards

Codification of the Financial Accounting Standards Board Number 470-20 (Accounting for Convertible Debt Instruments

That May Be Settled in Cash Upon Conversion) on convertible Indebtedness, and (v) gains or losses directly associated with the repurchase or early extinguishment of long-term Indebtedness, in each case of clauses (i) through (v) as recorded in accordance with GAAP.

“Amendment No. 2” means that certain Amendment No. 2 to Credit Agreement dated as of the Amendment No. 2 Effectiveness Date among the Borrower, the Subsidiary Guarantors party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer and the Lenders party thereto.
“Amendment No. 2 Effectiveness Date” means November 10, 2010.
“Excess 2014 Refinancing Amount” means the lesser of (x) $20,000,000 and (y) the amount by which any unsecured, unamortizing Subordinated Indebtedness used to Refinance the Indebtedness under the 2014 Indenture exceeds the outstanding principal amount of such Indebtedness under the 2014 Indenture as of the date of issuance of such unsecured, unamortizing Subordinated Indebtedness.
“4Q 2010 Acquisition” has the meaning specified in the definition of “4Q 2010 Seller Real Estate Note”.
“4Q 2010 Seller Real Estate Debt” means the Indebtedness evidenced by the 4Q 2010 Seller Real Estate Note.
“4Q 2010 Seller Real Estate Note” means a purchase money promissory note in an original aggregate principal amount not to exceed $20,000,000 evidencing Indebtedness incurred in connection with the purchase by Asbury Automotive Atlanta L.L.C. of certain dealership real property to be operated by Asbury Automotive Atlanta L.L.C. or another Subsidiary (the “4Q 2010 Acquisition”). The parties hereto acknowledge that “Permitted Real Estate Debt”, “Indebtedness”, “Consolidated Funded Indebtedness” and “borrowed money” shall be deemed to include the 4Q 2010 Seller Real Estate Debt for all purposes hereunder, including without limitation for purposes of financial covenant calculations.
“2012 Indenture” has the meaning specified in the definition of “Indentures”.
“2014 Indenture” has the meaning specified in the definition of “Indentures”.
(a)The definition of “Change of Control” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:

“Change of Control” means (a) the direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of the voting stock in the Borrower, the result of which is that a Person other than a Permitted Holder becomes the beneficial owner, directly or indirectly of more than 35% of the voting stock of the Borrower, measured by voting power rather than number of shares, (b) a Change of Control as defined in any of the Indentures or (c) a change of control under any indenture or any similar instrument evidencing any refinancing, refunding, renewal or extension of any Subordinated Indebtedness. As used herein, “Permitted Holder” means those direct and indirect beneficial owners of the voting stock of the Borrower as of the Closing Date. As used herein, voting stock of any Person as of any date means the capital stock of such Person that at such date is entitled to vote in the election of the Board of Directors of such Person

(b)The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:

“Permitted Acquisition” means any acquisition of a Subsidiary or assets of an Auto Dealer that is permitted by Section 6.13.
(c)The definition of “Indentures” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:

“Indentures” means, collectively, (a) that certain Indenture, dated as of December 23, 2003 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of January 21, 2004, that certain Second Supplemental Indenture, dated December 7, 2004, that certain Third Supplemental Indenture, dated as of September 30, 2005, that certain Fourth Supplemental Indenture, dated as of March 15, 2007, that certain Fifth Supplemental Indenture, dated as of June 29, 2007, and that certain Sixth Supplemental Indenture, dated as of June 30, 2010, and as further amended, supplemented or modified from time to time to the extent permitted hereunder), governing those certain 8% Senior Subordinated Notes due 2014 in the original principal amount of $200,000,000, issued by the Borrower (the “2014 Indenture”), (b) that certain Indenture, dated as of March 16, 2007 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of June 29, 2007, and that certain Second Supplemental Indenture dated as of August 17, 2010, and as further amended, supplemented or otherwise modified from time to time to the extent permitted hereunder) governing those certain 3% Senior Subordinated Convertible Notes due 2012 in the original principal amount of $115,000,000, issued by the Borrower (the “2012 Indenture”), and (c) that certain Indenture, dated as of March 26, 2007 (as amended, supplemented and otherwise modified by that certain First Supplemental Indenture, dated as of June 29, 2007 and that certain Second Supplemental Indenture, dated as of June 30, 2010, and as further amended, supplemented or otherwise modified from time to time to the extent permitted hereunder), governing those certain 7.625% Senior Subordinated Notes due 2017 in the original principal amount of $150,000,000, issued by the Borrower”.
(d)The definition of “Permitted Real Estate Debt” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:

“Permitted Real Estate Debt” means that certain Indebtedness described on Schedule 7.01(f), and any other Indebtedness (other than Swap Contracts) of a Loan Party (i) secured solely by real property, fixtures, related real property rights, related contracts and proceeds of the foregoing, owned by such Loan Party, and (ii) for which no Person other than the obligor of such Indebtedness, the Borrower or any Subsidiary which is a Loan Party has any liability with respect to such Indebtedness, in each case of clauses (i) and (ii), so long as (x) the aggregate amount of all Permitted Real Estate Debt outstanding at any time shall not exceed eighty-five percent (85%) of the value of the real property securing such Indebtedness, as evidenced by the respective appraisals of the real property ordered in connection with obtaining such Indebtedness, (y) the amount of any Permitted Real Estate Debt relating to a particular parcel of real property shall not exceed one hundred percent (100%) of the value of such parcel securing such Indebtedness, as evidenced by the respective appraisal of such parcel ordered in connection with obtaining such Indebtedness, and (z) upon the request of the Administrative Agent, the Borrower shall promptly deliver to the Administrative Agent a copy of any appraisal described in clause (x) or (y) above; provided that, the 4Q 2010 Seller Real Estate Debt and the real property securing such Indebtedness shall not be included in the calculation in determining whether the aggregate eighty-five percent (85%) loan to value requirement set forth in clause (x) above has been satisfied.
(e)The definition of “Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is amended, so that, as amended, such definition shall read as follows:

“Refinancing Indebtedness” means, with respect to any permitted Indebtedness of any Loan Party (the “Existing Indebtedness”), Indebtedness (whether incurred prior to, during or after the Modified Covenant Period) which refinances, refunds or renews, or extends the maturity of, such Existing Indebtedness (any such refinancing, refunding, renewal or extension, a “Refinancing”) including Refinancing using a different type of Indebtedness, so long as (A)(i) the principal amount of such Existing Indebtedness is not increased by such Refinancing except by an amount not in excess of any accrued but then unpaid interest, contractually agreed upon premium (or other similar reasonable amount paid under the circumstances), and discounts, commissions, fees and expenses reasonably incurred, in connection with such Refinancing plus an amount not in excess of any existing commitments unutilized under the Existing Indebtedness, (ii) the Administrative Agent has received a certificate from the Borrower addressed to the Administrative Agent and the Lenders certifying that the terms relating to amortization, maturity, collateral (if any) and subordination (if any), and other material terms of any such Refinancing and of any agreement entered into and of any instrument issued in connection therewith taken as a whole, are not materially less favorable to the Loan Parties than the terms of any agreement or instrument governing the Existing Indebtedness, and that the interest rate and fees applicable to any such Refinancing do not exceed the then applicable market interest rate, or market fee rate, respectively, for the applicable type of Indebtedness, (iii) if such Existing Indebtedness is Subordinated Indebtedness, then such Refinancing Indebtedness must also be Subordinated Indebtedness, (iv) such Refinancing does not in any material respect expand the property subject to any Lien (unless otherwise permitted under this Agreement), (v) such refinancing does not have a stated maturity prior to the Maturity Date and (vi) without limitation of any other provision herein (including Section 7.16), such refinancing does not contain any provision (1) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date (other than reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with (x) sales of assets (so long as the terms relating thereto are not materially less favorable to the Loan Parties than the comparable terms governing the Existing Indebtedness), (y) a change in control and (z) the exercise of remedies in connection with the occurrence of an event of default), (2) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date (other than reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with (x) sales of assets (so long as the terms relating thereto are not materially less favorable to the Loan Parties than the comparable terms governing the Existing Indebtedness), (y) a change in control and (z) the exercise of remedies in connection with the occurrence of an event of default) or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date, or (B) Indebtedness which Refinances such Existing Indebtedness has been consented to by the Required Lenders in accordance with Section 10.1 hereof.”
(f)The definition of “Subordinated Indebtedness” in Section 1.01 of the Credit Agreement is

amended, so that, as amended, such definition shall read as follows:

“Subordinated Indebtedness” means all Subordinated Indenture Indebtedness and all other Indebtedness of the Borrower or its Subsidiaries which (a) is subordinated to the Obligations contained herein in a manner reasonably acceptable to the Administrative Agent or has subordination terms substantially similar to those in the Indentures, (b) without limitation of any other provision herein (including Section 7.16), does not require any payment of principal (or give the holder thereof any rights to require repurchase of such Indebtedness through put rights or otherwise) prior to the date that is 30 days after the Maturity Date (other than reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with (i) sales of assets (so long as the terms relating thereto are not materially less favorable to the Loan Parties than the comparable terms governing the Subordinated Indenture Indebtedness), (ii) a change in control and (iii) the exercise of remedies in connection with the occurrence of an event of default), (c) the Administrative Agent has received a certificate from the Borrower addressed to the Administrative Agent and the Lenders certifying that such other Indebtedness has interest rates and fees that are not in excess of the rates and fees standard in the market at the time such Indebtedness is incurred, (d) has standstill and blockage provisions with regard to payments and enforcement actions that are no more adverse to the Lenders than those in the Indentures (as such standstill and blockage provisions relate to the Existing Credit Agreement lenders and lenders that provide Motor Vehicle floorplan financing to the Borrower or any of its Subsidiaries), and (e) otherwise contains terms and conditions reasonably acceptable to the Administrative Agent or substantially similar to those in the Indentures.
(g)Sections 6.05(h) of the Credit Agreement is amended by deleting the word “and” at the end of such section, Section 6.05(i) of the Credit Agreement is re-numbered as Section 6.05(j) and a new Section 6.05(i) is added, so that, as amended, such Section 6.05(i) shall read as follows:

(i)    4Q 2010 Seller Real Estate Note Information. Without limitation of any other delivery requirement herein, on or prior to the consummation of the 4Q 2010 Acquisition, (i) a compliance certificate in the form of Exhibit D executed by the chief financial officer, treasurer or controller of the Borrower demonstrating that the Borrower will be in compliance with all covenants contained in this Agreement (including Section 7.11) on a pro forma basis (after giving effect to the 4Q 2010 Acquisition and the 4Q 2010 Seller Real Estate Debt) for the four fiscal quarter period immediately preceding the date of consummation of the 4Q 2010 Acquisition and (ii) an acknowledgement that no Default or Event of Default then exists or will exist after giving effect to the 4Q 2010 Acquisition or the 4Q 2010 Seller Real Estate Debt; and
(h)The following Section 6.16 is hereby added to Article VI of the Credit Agreement in the appropriate order therein:

6.16    Amendment No. 2 Lender Fee. Pay a fee (which such fee shall be fully earned as of the Amendment No. 2 Effectiveness Date) to the Administrative Agent, for distribution to each Lender (each a “Consenting Lender”) executing Amendment No. 2 and delivering such executed signature page to the Administrative Agent no later than 8:00 p.m. (New York time) on November 10, 2010, with each such Consenting Lender's portion of such fee (i) equal to 0.125% times such Consenting Lender's Commitment as of the Amendment No. 2 Effectiveness Date and (ii) due and payable on the earlier of (x) January 6, 2011 and (y) such earlier date any such Consenting Lender requests in a written notice to the Administrative Agent and the Borrower. Such fee may be automatically debited from a deposit account maintained by the Borrower with Bank of America
(i)Sections 7.01(f) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:
(f)    Permitted Real Estate Debt and Guarantees by the Borrower or any Subsidiary that is a Loan Party; provided that, the principal amount of such Indebtedness incurred during the Modified Covenant Period shall not exceed $30,000,000 (excluding the 4Q 2010 Seller Real Estate Debt which shall not count towards the $30,000,000 limitation);
(j)Sections 7.01(l) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(l)     (i) at any time during a Non-Modified Covenant Period, Indebtedness that renews, refinances, refunds or extends any existing Indebtedness of any Loan Party, so long as (A) such renewal, refinancing, refunding or extension does not in any material respect increase the principal amount thereof or expand the property subject to any Lien (unless otherwise permitted under this Agreement), (B) if the Indebtedness being refinanced is Subordinated Indebtedness, then such refinancing Indebtedness must also be Subordinated Indebtedness, (C) such refinancing does not have a maturity prior to the Maturity Date and (D) without limitation of any other provision herein (including Section 7.16), such refinancing does not contain any provision (1) requiring the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date, (2) granting the holders thereof the right to require the Borrower or any Subsidiary to repurchase, redeem, prepay or defease such Indebtedness prior to the Maturity Date (other than, in the case of clauses (D)(1) and (2), reasonable and customary prepayment, redemption, repurchase or defeasance obligations in connection with (x) sales of assets (so long as the terms relating thereto are not materially less favorable to the Loan Parties than the comparable terms governing the Indebtedness being refinanced, refunded or extended), (y) a change in control and (z) the exercise of remedies in connection with the occurrence of an event of default) or (3) requiring the conversion of such Indebtedness into Equity Interests of the Borrower or any Subsidiary prior to the Maturity Date, and (ii) at any time during the Modified Covenant Period, Refinancing Indebtedness;
(k)Section 7.10(a)(i) of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

(i)    the Borrower may declare and pay cash dividends on its capital stock and may purchase shares of its capital stock; provided that, at the time of any such cash dividend payment or share purchase (and after giving effect to such cash dividend payment or share purchase), the aggregate amount payable or paid in respect of all cash dividends by the Borrower or shares purchased by the Borrower (other than shares purchased pursuant to clause (iii) below) on and after the Second Amendment Effective Date shall not exceed the sum of (x) $50,000,000 plus (or minus if negative) (y) one-half (1/2) of the aggregate Adjusted Consolidated Net Income of the Borrower for the period beginning on October 1, 2010 and ending on such date of determination;
(l)Sections 7.16 of the Credit Agreement is hereby amended so that, as amended, such section shall read as follows:

7.16    Prepayments, etc. of Certain Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, the Subordinated Indenture Indebtedness (or any Refinancing Indebtedness thereof) or any Indebtedness permitted by Section 7.01(d); except that:
(a)    the Borrower or any Subsidiary may (i) refinance any amount of Subordinated Indebtedness at any time (including prior to its scheduled maturity) using only the proceeds of new Subordinated Indebtedness and (ii) prepay, redeem, purchase, defease or otherwise satisfy Indebtedness under the 2012 Indenture in an aggregate amount not to exceed the Excess 2014 Refinancing Amount; and
(b)    in addition to any refinancings permitted by clause (a), so long as no Default exists or will result from such prepayment, redemption, purchase, defeasance or other satisfaction, the Borrower or any of its Subsidiaries may prepay, redeem, purchase, defease or otherwise satisfy Subordinated Indenture Indebtedness (including, with respect to the 2012 Indenture, repayments in addition to the Excess 2014 Refinancing Amount referenced in clause (a) above so long as the Annual Allowance Amount hereunder and the remaining provisions of this Section 7.16(b) are met), Refinancing Indebtedness with respect to the Subordinated Indenture Indebtedness and other Indebtedness permitted by Section 7.01(d) in an aggregate amount not in excess of the following (each such allowance amount for any given year being referred to as an “Annual Allowance Amount”): for each calendar year, $30,000,000 plus 50% of the cumulative Net Cash Proceeds received from all permitted Dispositions of property (excluding any gain that results in income) during such year; provided that, the unused portion of the Annual Allowance Amount in any year may not be carried over into subsequent calendar years; and provided, further, that upon request, the Borrower shall provide to the Administrative Agent or any Lender a year-to-date calculation of (y) any prepayments, redemptions, purchases, defeasances, satisfactions or payments made under this Section 7.16(b) in such year and (z) the Annual Allowance Amount for such year, including any supporting documentation validating any Dispositions of property and determination of Net Cash Proceeds.
(m)Section 7.17 of the Credit Agreement is hereby amended by replacing each usage of “Excluded Collateral” therein with “Excluded Property”.

(n)Schedule 1 of Exhibit D (Compliance Certificate) is hereby amended to add Paragraph VI (Restricted Payments) thereto, so that, as amended, such Schedule shall read as set forth on Schedule 1 attached hereto.

1.Conditions Precedent. The effectiveness of this Agreement and the effectiveness of the amendments and waivers to the Credit Agreement provided herein are subject to the satisfaction of the following conditions precedent:

(a)the Administrative Agent shall have received counterparts of this Agreement, duly executed by the Borrower, each Subsidiary Guarantor, and such Lenders as are necessary to constitute the Required Lenders; and

(b)the Administrative Agent shall have received (x) a true, complete and certified copy of resolutions of the board of directors, members or other applicable governing body of each Loan Party authorizing the amendments contemplated hereby and (y) a certification that none of the Organization Documents of any Loan Party has been amended or otherwise modified since July 22, 2009 or, in the alternative, attaching true and complete copies of all amendments and modifications thereto; and

(c)all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

2.Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments and waivers set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments and waivers contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.

3.Representations and Warranties. In order to induce the Lenders party hereto to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date;

(b)The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty;

(c)This Agreement has been duly authorized, executed and delivered by the Borrowers and Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

(d)No Default or Event of Default has occurred and is continuing either immediately prior to or immediately after the effectiveness of this Agreement.

4.Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

5.Full Force and Effect of Agreement. After giving effect to this Agreement and the amendments and waivers contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

6.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

7.Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

8.Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms of the Credit Agreement.

10.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Subsidiary Guarantors and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:
ASBURY AUTOMOTIVE GROUP, INC.

By:	/s/Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President

GUARANTORS:
ASBURY AUTOMOTIVE GROUP, L.L.C.

By:	/s/Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President

ASBURY AUTOMOTIVE MANAGEMENT L.L.C.

By:	/s/Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President

ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
By:	ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C., its General Partner

ASBURY AUTOMOTIVE TAMPA, L.P.
By:	ASBURY AUTOMOTIVE TAMPA GP L.L.C., its General Partner

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ANL, L.P.
ASBURY JAX HOLDINGS, L.P.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
C&O PROPERTIES, LTD.
CFP MOTORS, LTD.
CH MOTORS, LTD.
CHO PARTNERSHIP, LTD.
CN MOTORS, LTD.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS, LTD.
By:     ASBURY JAX MANAGEMENT L.L.C., its
General Partner
ASBURY AUTOMOTIVE BRANDON, L.P.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.
By:     ASBURY TAMPA MANAGEMENT L.L.C., its
General Partner
AF MOTORS, L.L.C.
ALM MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY L.L.C.

By:	/s/Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C. (f/k/a
ASBURY AUTOMOTIVE FLORIDA LLC)
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES,
L.L.C. (f/k/a GEORGIA AUTOMOTIVE SERVICES L.L.C.)
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE
HOLDINGS L.L.C.
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY JAX AC, L.L.C.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.

By:	/s/Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
BFP MOTORS L.L.C.
CAMCO FINANCE II L.L.C.
CK CHEVROLET L.L.C.
CK MOTORS LLC
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
TEXAS AUTOMOTIVE SERVICES, L.L.C.

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Vice President

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:	Anne M. Zeschke
Title:	Vice President

LENDER:
BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

DCFS USA LLC, as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	National Accounts

AMERICAN HONDA FINANCE CORP., as a Lender

By:	/s/ Warren Bradley
Name:	Warren Bradley
Title:	Senior Manager

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ Scott Bargar
Name:	Scott Bargar
Title:	Commercial Finance, Credit Manager

By:	/s/Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM, Commercial Finance, BMW Group Financial Services

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Jeffrey G. Calder
Name:	Jeffrey G. Calder
Title:	Vice President

NISSAN MOTOR ACCEPTANCE CORPORATION,as a Lender

By:	/s/Brian Fallon
Name:	Brian Fallon
Title:	Sr. Manager, Commercial Credit

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ Mark Doi
Name:	Mark Doi
Title:	National Dealer Credit Manager

DEUTSCHE BANK TRUST COMPANY AMERICAS,as a Lender

By:	/s/Scottye Lindsey
Name:	Scottye Lindsey
Title:	Director

By:	/s/Carin Keegan
Name:	Carin Keegan
Title:	Director

WELLS FARGO BANK, N.A., as successor by merger to WACHOVIA BANK, NATIONAL ASSOCIATION,as a Lender

By:	/s/ Michael Burkitt
Name:	Michael Burkitt
Title:	Senior Vice President

WORLD OMNI FINANCIAL CORP., as a Lender

By:	/s/William Shope
Name:	William Shope
Title:	VP, Portfolio Management

SCHEDULE 1
TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

For the Quarter/Year ended ___________________(“Statement Date”)
SCHEDULE 1
to the Compliance Certificate
($ in 000's)
I.    Section 7.11(a) - Consolidated Current Ratio.

Numerator:
A.	Consolidated Current Assets at the Statement Date:		$

B.	Available Unused Commitments:

	1.	Aggregate Commitments at the Statement Date:	$

	2.	Borrowing Base at the Statement Date	$

	3.	The lesser of Lines I.B.1. and 2.:	$

	4.	Total Outstandings at the Statement	$

	5.	Available Unused Commitments (Lines I.B.3.-4.):	$

C.	Numerator (Lines I.A. + I.B.5.):		$

Denominator:

D.	Consolidated current liabilities at Statement of Date:		$

E.	Permitted Floorplan Silo Indebtedness at Statement Date, to the extent not reflected as a current liability (Line I.D.):		$

F.
To the extent included in current liabilities (Line I.D.), any balloon payment due under the Agreement, or under any Permitted Real Estate Debt or Subordinated Indebtedness, other than, in each case, any such balloon payment due within two (2) fiscal quarters following the Statement Date:
$

G.	Denominator (Consolidated Adjusted Current Liabilities) (Lines I.D. + E. - F.):		$

H.	Consolidated Current Ratio (Line I.C. / G.):			_____ to 1.00

		Minimum Required:		1.20 to 1.00
II.    Section 7.11 (b) - Consolidated Fixed Charge Coverage Ratio.

Numerator:
A.	Consolidated EBITDA for four consecutive fiscal quarters ending on the Statement Date ("Subject Period"):

	1.	Consolidated Net Income for Subject Period:		$

	2.	To the extent deducted in calculating Consolidated Net Income (Line II.A.1.):

		a.	The lesser of Lines I.B.1. and 2.:	$

		b.	Provision for income taxes for Subject Period:	$

		c.	Depreciation and amortization expense for Subject Period:	$

		d.	Other non-cash expenses reducing Consolidated Net Income which do not represent a cash item in Subject Period or any future period:	$

		e.	Beginning with the four fiscal quarter period ending March 31, 2010, all losses on and other expenses related to repurchases of long-term Indebtedness:	$

	3.	To the extent included in calculating Consolidated Net Income (Line II.A.1.):

		a.	All non-cash items increasing Consolidated Net Income for Subject Period:	$

		b.	Beginning with the four fiscal quarter period ending March 31, 2010, all gains on repurchases of long-term Indebtedness:	$

	4.	Consolidated EBITDA for the Subject Period (Lines II.A.1.+2.a.+2.b.+2.c.+2.d.+2.e.+-3.a.-3.b.):		$

B.	Consolidated Rental Expense for the Subject Period:			$

C.	Deemed capital expenditures in an amount equal to $150,000 for each Dealer Location in existence on the Statement Date:			$

D.	Numerator (Lines II.A.4.+B.-C.):			$

Denominator:
E.	Consolidated Interest Expense for the Subject Period (but excluding interest expense with respect to Permitted Floorplan Silo Indebtedness)(Line II.A.2.a.):			$

F.
Scheduled amortization during the Subject Period of the principal portion of all Indebtedness for money borrowed (other than any balloon, bullet or similar principal payment which repays or refinances such Indebtedness in full):
$

G.	Consolidated Rental Expense for Subject Period (Line II.B.):			$

H.	Consolidated Pro Forma Rent Savings for Subject Period:			$

I.	Taxes paid in cash during Subject Period:

J.	Beginning with the four fiscal quarter period ending March 31, 2010, Taxes included in Line I. above paid as a result of any gains on repurchases of long-term Indebtedness:			$

K.	Denominator (Lines II.E.+F.+G.-I-J.):

L.	Consolidated Fixed Charge Coverage Ratio (Line II.D./K.):			______ to 1.00

Minimum Required: (i) For each Subject Period ending on or prior to September 30, 2010, 1.10 to 1.00 and (ii) for each Subject Period ending after September 30, 2010, 1.20 to 1.00

III.    Section 7.11 (c) - Consolidated Total Leverage Ratio.

Numerator:
A.	Consolidated Adjusted Funded Indebtedness at the Statement Date:

	1.	Consolidated Funded Indebtedness at the Statement Date:	$

	2.	Permitted Floorplan Silo Indebtedness at the Statement Date:	$

	3.	Numerator (Lines III.A.1.-2.):	$

	4.	Total Outstandings at the Statement	$

	5.	Available Unused Commitments (Lines I.B.3.-4.)	$

Denominator:

B.	Consolidated Pro Forma EBITDA for Subject Period:

	1.	Consolidated EBITDA for Subject Period (Line II.A.4.):	$

2.
Consolidated EBITDA attributable to Permitted Acquisitions for Subject Period (or exclusion of Consolidated EBITDA attributable to Permitted Dispositions for Subject Period) on a pro forma basis in accordance with the Agreement*
			$	(+/-)

	3.	Consolidated Pro Forma Rent Savings for Subject Period:	$

	4.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.1. +/-2.+3.):	$

C.	Consolidated Total Leverage Ratio (Line III.A.3./B.4.):		______ to 1.00

Maximum Permitted: At any time before the Admendment No. 1 Effectiveness Date or at any time on or after the Modified Covenant Triggering Event Date, 5.00 to 1.00.
_________________________
* Historical financial statements (audited or unaudited, as permitted by the Administrative Agent in its reasonable discretion) must support such adjustment to the satisfaction of the Administrative Agent and such pro forma adjustment shall not increase Consolidated EBITDA by more than 20%.
IV.    Section 7.11 (d) - Consolidated Total Senior Leverage Ratio.

Numerator:
A.	Consolidated Adjusted Funded Indebtedness at Statement Date (Line III.A.3.):	$

B.	Subordinated Indebtedness at Statement Date:	$

C.	Numberator (Lines IV.A.-B.):	$

Denominator
D.	Consolidated Pro Forma EBITDA for Subject Period (Line III.B.4.):	$

E.	Consolidated Total Senior Leverage Ratio (Line IV.C./Line IV.D.):	________to 1.00

	Maximum Permitted:	3.00 to 1.00
V.    The Number of Dealer Locations as of the Statement Date is: _________________________    .
VI.    Section 7.10 (a) - Restricted Payments.

Numerator:
A.	Quarterly Adjusted Consolidated Net Income:

	1.	Consolidated Net Income for fiscal quarter ending on the Statement Date ("Subject Quarter")		(+/-)$

	2.	Extraordinary gains for Subject Quarter recorded in accordance with GAAP:		$

	3.	Extraordinary losses for Subject Quarter recorded in accordance with GAAP:		$

	4.	Non-cash impairment charges or asset write-offs or write-downs for Subject Quarter recorded in accordance with GAAP:		$

	5.	Write-downs during Subject Quarter recorded subsequent to October 1, 2010 related to deffered tax assets that were established prior to October 1, 2010, recorded in accordance with GAAP:		$

6.
Non-cash interest expense for Subject Quarter resulting from the effect of Accounting Principles Bulletin 14-1/Accounting Standards Codification of the Financial Accounting Standards Board Number 470-20 (Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion) on convertible indebtedness recorded in accordance with GAAP:
(+/-)$
	7.	Gains or losses directly associated with the repurchase or early extinguishment of long-term Indebtedness:		(+/-)$
	8.	Tax Impact:

		a.	Tax impact of Line A.VI.2:	$

		b.	Tax impact of Line A.VI.3:	$

		c.	Tax impact of Line A.VI.4:	$

		d.	Tax impact of Line A.VI.5:	$

		e.	Tax impact of Line A.VI.6:	(+/-)$

		f.	Tax impact of Line A.VI.7:	(+/-)$

		g.	Total impact (Line VI.8: -a.+b.+c.+d.(+/-) e.(+/-) 8.g.):	$

	9.	Adjusted Consolidated Net Income for the Subject Quarter (Lines VI.A.1.-2.+3.+4.+5.(+/-) 6.(+/-) 7.(+/-) 8.g.):		(+/-)$

B.	Restricted Payments Calculation:
1.		$50,000,000		$50,000,000

2.		Adjusted Consolidated Net Income for the Subject Quarter (Line VI.A.9.):		(+/-)$

3.		Adjusted Consolidated Net Income for all fiscal quarters starting with the fiscal quarter beginning October 1, 2010 but excluding Subject Quarter:		(+/-)$

4.		50% of Adjusted Consolidated Net Income (.50 multiplied by (sum of Lines VI.B.2. and B.3.)):		(+/-)$

5.		Restricted Payments Threshold: (Line VI.B.1. plus (or minus if negative) Line VI.B.4.):		$

C.	Restricted Payments
1.	Restricted Payments for all fiscal quarters starting with the fiscal quarter beginning October 1, 2010 but excluding Subject Quarter:	$

2.	Restricted Payment made in Subject Quarter:	$

3.	Total Restricted Payments through Subject Quarter (Line VI.C.1.+C.2.):	$